Exhibit 10.1

THIS IS AN AMENDING AGREEMENT made this 16th day of March, 2020. BETWEEN:

CEN BIOTECH INC

(Buyer)

(herein "CEN")

and -

STEVAN POKRAJAC and TESLA DIGITAL INC and

TESLA DIGITAL GLOBAL GROUP INC

(Seller)

(herein "PTT”)

WHEREAS the Parties have entered into a Sale Purchase Agreement on August 31st, 2016;

AND WHEREAS the Parties have further entered into an Amending Agreement made April 3d, 2019 (the “April Agreement”);

AND WHEREAS the Parties have further entered into an Amending Agreement made March 29th, 2018 (the “March Agreement”);

AND WHEREAS paragraph 2 of the said Amending Agreement provides that "...the closing date is September 30th, 2018";

AND WHEREAS it is desirous that paragraph 2 of the said Amending Agreement be amended in accordance with the terms herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of ONE ($1.00) DOLLAR and the agreements herein contained, the receipt and sufficient of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.	The Parties agree that the March Agreement with all amendments referenced above is in full force and effect and legally binding on the Parties.

2.	Paragraph 3 of the Agreement dated March 29, 2018 shall be amended so that the reference therein to December 31, 2019 is changed to be “December 31th 2021”

3.	All other terms and conditions of the Sale Purchase Agreement and the amendments referenced above are to remain in full force and effect mutatis mutandis.

IN WITNESS WHEREOF the parties hereto have hereunto set their hand and seal.

SIGNED, SEALED AND DELIVERED	CEN BIOTECH INC.
In the presence of:
/s/ Bahige Chaaban
Per: Bahige Chaaban, President
I have the authority to bind the Corporation

/s/ Stevan Pokrajac
Stevan Pokrajac

TESLA DIGITAL INC

/s/ Stevan Pokrajac
Per: Stevan Pokrajac, President
I have the authority to bind the Corporation
TESLA DIGITAL GLOBAL GROUP INC.

/s/ Stevan Pokrajac
Per: Stevan Pokrajac
I have the authority to bind the Corporation